UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2009

COLUMBIA BANCORP
(Exact name of registrant as specified in its charter)

Oregon (State or other jurisdiction of incorporation)	0-27938 (Commission File Number)	93-1193156 (IRS Employer Identification No.)

401 East Third Street, Suite 200,
The Dalles, Oregon 97058
(Address of principal executive offices)

(541) 298-6649
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

On August 10, 2009, Columbia Bancorp (the "Company") announced by press release its filing of the Company’s Form 10-Q quarterly report and financial results for the second quarter ended June 30, 2009.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Item 9.01.      Exhibits.

(d) Exhibits

99.1	Press Release dated August 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Terry L. Cochran
Terry L. Cochran, President and Chief
Dated: August 10, 2009	Executive Officer – Columbia River
Bank; President and Chief Executive
Officer – Columbia Bancorp

/s/ Staci L. Coburn
Staci L. Coburn, Executive Vice
Dated: August 10, 2009	President, Chief Financial Officer –
Columbia River Bank;
Executive Vice President, Chief
Financial Officer - Columbia Bancorp